Exhibit 6

Certification

In connection with the annual report of Baytex Energy Trust (the “Trust”) on Form 40-F for the fiscal year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raymond T. Chan, President & Chief Executive Officer of Baytex Energy Ltd., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Trust.

/s/RAYMOND T. CHAN
Raymond T. Chan
President & Chief Executive Officer
Baytex Energy Ltd.

Dated at Calgary, Alberta, as of May 19, 2004